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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2004
                              (September 11, 2004)

                             GREY GLOBAL GROUP INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   0-7898                   13-0802840
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 (State or other jurisdiction of     (Commission               (IRS Employer
          incorporation)             File Number)            Identification No.)

                   777 Third Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 11, 2004, Grey Global Group Inc. (the "Company" or "Grey"), WPP Group plc ("WPP") and Abbey Merger Corporation, a wholly-owned subsidiary of WPP ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of WPP (the "Merger").

In connection with the execution of the Merger Agreement, the Company and WPP entered into an employment agreement with Mr. Edward H. Meyer (the "Employment Agreement") and Mr. Meyer entered into a voting agreement with WPP and Merger Sub (the "Voting Agreement"), pursuant to which, among other things, Mr. Meyer has agreed to vote his shares of the Company's Common Stock, par value $0.01 per share, and Limited Duration Class B Common Stock, par value $0.01 per share, in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby.

A copy of the Merger Agreement is attached to this report as Exhibit 2.1. A copy of the Employment Agreement is attached to this report as Exhibit 99.2. A copy of the Voting Agreement is attached to this report as Exhibit 99.3. The Merger Agreement, the Voting Agreement, the Employment Agreement and the press release described below are incorporated herein by reference. The descriptions contained herein of the Merger Agreement, the Voting Agreement, the Employment Agreement and the press release, as well as the transactions contemplated by those documents, are not complete and are qualified in their entirety by reference to those exhibits.

In connection with the proposed merger, WPP and Grey will prepare a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of Grey to be filed with the SEC, and each will be filing other documents regarding the proposed transaction, with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GREY'S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC's Web site, www.sec.gov. Stockholders and investors in Grey or WPP will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to Grey, 777 Third Avenue, New York, NY 10017 (212-546-2000) or to WPP, 125 Park Avenue, New York, NY 10017 (212-632-2200).

Grey and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Grey's directors and executive officers is available in Grey's Amendment to their Annual Report on Form 10-K/A for the year ended December 31, 2003, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

ITEM 8.01 OTHER EVENTS

On September 13, 2004, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of September 11, 2004, among WPP Group plc, Abbey Merger Corporation and Grey Global Group Inc.

         99.1 Press Release dated September 13, 2004.

         99.2 Employment Agreement, dated as of September 11, 2004, among Edward
H. Meyer, Grey Global Group Inc. and WPP Group plc.

         99.3 Voting Agreement, dated as of September 11, 2004, among Edward H. Meyer, WPP Group plc and Abbey Merger Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GREY GLOBAL GROUP INC.

Date: September 13, 2004                        By: /s/ Steven G. Felsher
                                                --------------------------------
                                                Name:  Steven G. Felsher
                                                Title: Vice Chairman

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                                  EXHIBIT INDEX

Exhibit No.       Description
2.1               Agreement and Plan of Merger, dated as of September 11, 2004, among WPP Group plc, Abbey Merger Corporation and Grey Global
                  Group Inc.

99.1              Press Release dated September 13, 2004.

99.2              Employment Agreement, dated as of September 11, 2004, among
                  Edward H. Meyer, Grey Global Group Inc. and WPP Group plc.

99.3              Voting Agreement, dated as of September 11, 2004, among Edward
                  H. Meyer, WPP Group plc and Abbey Merger Corporation.